COLUMBIA LARGE CAP GROWTH FUND

                           Supplement to Prospectuses
                               Dated March 1, 2003
                    (Replaces supplement dated July 1, 2003)

1.)      The section "MANAGING THE FUND - PORTFOLIO MANAGERS" is revised in its entirety and replaced with the following:

PORTFOLIO MANAGERS

Paul J. Berlinguet, co-head of the Large Cap Growth Team of Columbia Management Advisors, Inc. ("Columbia"), has co-managed the Fund since October 2003. Prior to joining Columbia in October 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Investment Team and a large cap growth portfolio manager at Baring Asset Management. Mr. Berlinguet holds an M.S.M. degree in Management from Lesley University and a B.S.B.A. degree in Marketing from Suffolk University.

Alexander S. Macmillan, CFA, co-head of Columbia's Large Cap Growth team, and a senior vice president of Columbia, has co-managed the Fund since July 2003. He has been with Columbia and its predecessors since 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

2.)      On April 1, 2003, Fleet Investment Advisors, Inc., Stein Roe & Farnham
Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc., merged into Columbia Management Advisors, Inc. ("Columbia"), a registered investment adviser. Each of the four merging companies was a registered investment adviser and advised various funds in the Columbia family of funds. Columbia, a direct subsidiary of Columbia Management Group, Inc., is the surviving company in these mergers and is now the investment adviser to your fund.

The mergers did not change the way your fund is managed, the investment personnel assigned to manage your fund or the fees paid byyour fund to Columbia.



703-36/144Q-1003                                               October 20, 2003